UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2011

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue Dallas, TX 75219

(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 14, 2011, Energy Transfer Partners, L.P. (the “Partnership”) and Energy Transfer Equity, L.P. (“ETE”) entered into Amendment No. 1 (the “Citrus Merger Amendment”) to that certain Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011 (the “Citrus Merger Agreement”). As previously reported, immediately prior to the effective time of the Merger (as defined below), ETE will assign and Southern Union Company (“SUG”) will assume the benefits and obligations of ETE under the Citrus Merger Agreement and, if the conditions to closing of the Second Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011 (the “Second Amended Merger Agreement”), by and among ETE, Sigma Acquisition Corporation (“Merger Sub”) and SUG have been satisfied or will be satisfied upon the closing, cause the merger of Citrus ETP Acquisition, L.L.C. with and into CrossCountry Energy, LLC, which indirectly holds a 50% interest in Citrus Corp., which in turn owns 100% of Florida Gas Transmission Company, LLC (the “Citrus Merger”). The consummation of the Citrus Merger is not a condition to consummation of Merger Sub’s merger with and into SUG (the “Merger”).

The Citrus Merger Amendment provides, among other things, that, immediately prior to the effective time of the Merger (i) SUG will contribute all of its ownership interests in Panhandle Eastern Pipe Line Company, LP and its subsidiaries to PEPL Holdings, LLC (“PEPL Holdings”); and (ii) PEPL Holdings will guarantee (the “Guaranty”) certain indebtedness to be incurred by the Partnership related to the Citrus Merger.

The foregoing description of the Citrus Merger Amendment does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Citrus Merger Amendment, which is included as Exhibit 2.1 hereto and incorporated herein by reference. See the Partnership’s Current Report on Form 8-K filed on July 20, 2011 for a more detailed summary of the Citrus Merger Agreement and the Citrus Merger.

The Second Amended Merger Agreement, which is filed as Exhibit 10.1 hereto, and the summary thereof below, are hereby incorporated in this Item 1.01 by reference.

Item 8.01.	Other Events.

On September 14, 2011, ETE entered into Amendment No. 1 (the “Merger Amendment”) to that certain Second Amended Merger Agreement. The Merger Amendment, among other things, describes with more specificity the cooperation that SUG and certain of its subsidiaries have agreed to provide to the Partnership in connection with certain financing activities of the Partnership relating to the Citrus Merger, including with respect to a guarantee of certain indebtedness to be incurred by the Partnership. The Citrus Merger is anticipated to occur immediately prior to the effective time of the Merger. Upon ETE’s request, SUG has agreed to cause to be prepared and filed with the Securities and Exchange Commission a registration statement on Form S-1 to register the Guaranty by PEPL Holdings in connection with the Partnership’s proposed financing for the Citrus Merger. The filing and effectiveness of such registration statement is not a condition to consummation of the Merger.

The foregoing description of the Merger Amendment does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Amendment, which is included as Exhibit 10.1 hereto and incorporated herein by reference. See the Partnership’s Current Report on Form 8-K filed on July 20, 2011 for a more detailed summary of the Second Amended Merger Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of the Exhibit
2.1	Amendment No. 1, dated as of September 14, 2011, to the Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, by and between Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.

10.1	Amendment No. 1, dated as of September 14, 2011, to Second Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, by and among Energy Transfer Equity, L.P., Sigma Acquisition Corporation and Southern Union Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C., its general partner

Date: September 14, 2011	By:	/s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
2.1	Amendment No. 1, dated as of September 14, 2011, to the Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, by and between Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.

10.1	Amendment No. 1, dated as of September 14, 2011, to Second Amended and Restated Agreement and Plan of Merger, dated as of July 19, 2011, by and among Energy Transfer Equity, L.P., Sigma Acquisition Corporation and Southern Union Company